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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 11, 2005


                              AIMSI TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                       Utah
                    (State or Other Jurisdiction of Incorporation)

                               0-30685 87-0305395
          (Commission File Number) (I.R.S. Employer Identification No.)


                         702 South Illinois Avenue, Suite 203
                                 Oak Ridge, TN 37830
                        (Address of Principal Executive Offices)

                                       713-271-2118
                      (Registrant's Telephone Number, Including Area Code)


                                       Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On April 11, 2005, the Board of Directors of AIMSI Technologies, Inc., a Utah corporation (the "Company"), authorized, effective immediately, leaves of absence for (a) Reginald Hall from his positions as Chairman, President and Chief Executive Officer of the Company and as an officer, director and employee of the Company's wholly owned subsidiary, Advanced Integrated Management Services, Inc., a Tennessee corporation ("AIMSI Services"), and all other subsidiaries of the Company (collectively, the "Subsidiaries"), and (b) David Reeder from his position as Chief Operating Officer of the Company, and as an officer and employee of the Subsidiaries.

     The Board of Directors authorized such leaves of absence as a result of a multi-count indictment returned by a federal grand jury in the Eastern District of Tennessee on April 7, 2005, alleging conspiracy, fraud, money laundering, and obstruction of justice on the part of Messrs. Hall and Reeder, and AIMSI Services, in connection with the administration of various subcontracts with the federal government contractor responsible for the management of the Oak Ridge National Laboratory. The parties named in the indictment have denied these allegations.


     The Board has appointed an existing director, Roland Edison, to serve as the Chairman of the Board of Directors of the Company in Mr. Hall's absence, and has reassigned Mr. Reeder to serve in a non-officer capacity as Manager of Marketing for the Company.


ITEM 9.01         Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.                Description

99.1              Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AIMSI TECHNOLOGIES, INC.


Date:    April 14, 2005           By:  /s/ John W. Stump, III
                              --------------------------------------------
                               John W. Stump, III
                               Vice President and Chief Financial Officer